SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 24, 2007

Date of Report

(Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On July 24, 2007, Total System Services, Inc. (“TSYS”) announced that its Board of Directors will form a special committee of independent TSYS directors to consider the terms of any proposed spin-off by Synovus Financial Corp. of its ownership interest in TSYS. TSYS made this announcement in acknowledgment of the announcement by Synovus Financial Corp., which owns 80.8% of TSYS’ outstanding stock, that it will ask its Board of Directors to consider whether to distribute Synovus’ ownership interest in TSYS to Synovus’ shareholders in a spin-off transaction.

TSYS’ press release in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits
	Exhibit No.	Description
	99.1	TSYS’ press release dated July 24, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, TSYS has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“TSYS”)

Dated: July 24, 2007	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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